UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 02, 2012 (Date of earliest event reported)
Cavium, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-33435 (Commission File Number)	77-0558625 (IRS Employer Identification Number)

2315 N. First Street, San Jose CA (Address of principal executive offices)		95131 (Zip Code)
408-943-7100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 2, 2012, Cavium, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter of 2011. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information under Item 2.02 of this report, including Exhibit 99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information and the accompanying exhibit shall not be incorporated by reference into filings with the U.S. Securities and Exchange Commission (the "SEC") made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Cavium, Inc. dated February 02, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 02, 2012	CAVIUM, INC. By: /s/ Arthur D. Chadwick Arthur D. Chadwick Vice President of Finance and Administration and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Cavium, Inc. dated February 02, 2012